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                                                                    EXHIBIT 99.1



    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements



         I, Gerald L. Radke, Chief Executive Officer, and James F. Dore, Chief Financial Officer, of PXRE Group Ltd., a Bermuda corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report containing financial statements on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *


Date:  As of August 8, 2002


CHIEF EXECUTIVE OFFICER:                    CHIEF FINANCIAL OFFICER:

/s/ Gerald L. Radke                         /s/ James F. Dore
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Gerald L. Radke                             James F. Dore